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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_]                                                Soliciting Material Pursuant
                                                   to Section 240.14a-11(c) or
                                                   Section 240.14a-12

                                SIGCORP, INC.
                                --------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         $342,363.32
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     (2) Form, Schedule or Registration Statement No.:
         Joint Proxy Materials of SIGCORP, INC. and INDIANA ENERGY, INC., all filed on Form S-4 - Registration Statement Number: 333-90763
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     (3) Filing Party:
         VECTREN CORPORATION
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     (4) Date Filed:
         November 12, 1999
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                          [SIGCORP, INC. LETTERHEAD]



                                                               December 22, 1999



                              AN IMPORTANT REMINDER


Dear Shareholder:

      Proxy materials for the special meeting of shareholders of SIGCORP, Inc. were sent to you recently. According to our records, your proxy has not yet been received for this important meeting, which is scheduled for Friday, December 17, 1999.

      At the meeting, shareholders are being asked to approve the merger of SIGCORP and Indiana Energy, Inc. into Vectren Corporation. Your Board of Directors has approved the merger agreement and has concluded that the merger is in the best interests of SIGCORP shareholders. Accordingly, the Board of Directors unanimously recommends that you vote FOR the merger proposal.

      Regardless of the number of shares you own, it is important that you vote! Remember, if you do not vote on the merger proposal, you will effectively be voting against the merger proposal. Please sign, date and promptly return your proxy card in the enclosed postage paid envelope.

      Thank you for your cooperation and continued support.

                                                     Sincerely,

                                                     /s/ Timothy L. Burke
                                                         Secretary and Treasurer


                   PLEASE ACCEPT OUR THANKS AND DISREGARD THIS
                 REQUEST IF YOU HAVE RECENTLY MAILED YOUR PROXY.